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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                                    Form 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 8, 1994
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                               CUBIC CORPORATION
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            (Exact name of registrant as specified in its charter)


      Delaware                          1-8931                 95-1678055
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(State or other jurisdiction         (Commission           (IRS Employer
 of incorportion)                    File Number)          Identification No.)


9333 Balboa Avenue, San Diego, California                         92123
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(Address of principal executives offices)                       (Zip Code)


Registrant's telephone number, including area code   (619) 277-6780
                                                   -----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition of Assets.

     On April 8, 1994, Cubic Applications, Inc., a California corporation and wholly-owned subsidiary of Registrant, a Delaware corporation, acquired all of the assets and assumed certain liabilities associated with and used by the Applications division and the Titan Services International division of The Titan Corporation, a Delaware corporation, for cash in the amount of $21,000,000. The purchase price, which was determined by auction bid, is subject to an upward or downward post-closing adjustment based on the net amount of assets less liabilities as reflected in the Closing Balance Sheet. The purchase price was paid from surplus cash of the Registrant. There was and is no material relationship of any kind between Registrant and The Titan Corporation or their respective associates, directors or officers.

     Assets acquired included accounts receivable, contract rights, leases, leasehold improvements, fixtures and equipment, books, records, proprietary rights, computers and software, claims and causes of action, and supplies and literature used by the Applications and Services International divisions of the Titan Corporation in the performance of the business conducted by such divisions. Registrant intends to devote the acquired assets to continuation of the business of such divisions which involves training, applications and operations for the United States Army.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a) Financial statements of businesses acquired.

        There are no separate financial statements relating to the divisions whose assets were acquired and it is impractical to provide the required financial statements at the time of filing this report. Required financial statements will be filed within 60 days from the date of this filing.

    (b) Pro Forma Financial Information.

        It is impractical to provide required pro forma financial information with this filing and such information will be provided within 60 days from the date of this filing.

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    (c) Exhibits.

        None

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CUBIC CORPORATION
                                               (Registrant)



                                            By   WILLIAM C. STEWART, JR.
                                                 _____________________________
                                                 William C. Stewart, Jr.
                                                 Secretary


Date: April 14, 1994.

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